The Parnassus Fund
Quarterly Report
September 30, 1999

                                                                October 25, 1999
Dear Shareholder:

     As of September 30, 1999, the net asset value per share (NAV) of The Parnassus Fund was $42.12 so the overall return for the third quarter was 0.67%. Now I realize that a return of less than 1% might not sound great to most of you, but when you compare it to a loss of 6.25% for the S&P 500 and a loss of 5.17% for the average growth fund followed by Lipper, one percent sounds pretty good. The broadly-based Wilshire 5000 also posted a loss -- down 6.61% for the quarter.

     For the year-to-date, the Fund is up 16.23% compared to 5.36% for the S&P, 4.47% for the Wilshire 5000 and 5.97% for the average growth fund. Year-to-date then, we're over 10% ahead of the average growth fund.

     Below you will find a table summarizing our average annual returns as of September 30, 1999 for the one, three, five and ten-year periods. The overall return figures give investment performance only while the total return figures are reduced by the amount of the maximum sales charge (3.5%).

                             Average                Average                  Lipper               Lipper
                              Annual                 Annual                  Mid-Cap              Growth
                           Total Return         Overall Return            Value Average          Fund Average

One Year                       62.19%                 68.08%                 14.10%                30.34%
Three Years                    19.17%                 20.60%                 10.15%                19.82%
Five Years                     11.42%                 12.22%                 13.16%                20.48%
Ten Years                      12.58%                 12.99%                 10.44%                14.72%

Past performance is no guarantee of future returns. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     As you look at the table, there is one number that may jump out at you and that is the 68% return for the 12 months ending 9/30/99. The 68% is an amazing return for one year, but modesty forbids me from trumpeting it too loudly. Although accurate, the figure is somewhat misleading since the period began right after the slump we had last year. Unfortunately, it's not indicative of real results since it was created by the slump and bounce-back we had in the fourth quarter of last year.

     While the one-year figure is misleading, the three-year average gain of 20.60% per year is not. While our three-year figures last year looked terrible, our recent strong performance has put us just above the average growth fund which has been earning 19.82% per year over the past three years. As we've discussed in previous reports, The Parnassus Fund invests primarily in medium-sized stocks (mid-cap) and we buy stocks that are trading at bargain levels ("value" investing as opposed to "growth" style investing). Over the past three years, both mid-cap and value companies have drastically underperformed the market. For example, Lipper says that the average mid-cap value fund gained an average of 10.15% per year over the past three years. By comparison, the Fund has gained an average of 20.60% per year or twice as much. I'm proud of the record we've compiled over the past three years under difficult conditions.

ANALYSIS

     Even though the S&P 500 is up 5.36% year-to-date, almost 70% of all stocks in the S&P 500 are down for the year so large gains in 30% of the stocks are holding up the averages. According to the Wall Street Journal, the average mid-cap value fund (our category) lost 8.91% in the third quarter while we actually gained 0.67%.

     How were we able to avoid the downdraft in the third quarter? The short answer is that we held onto our technology stocks longer than we normally would have and technology was one of the few sectors that did well during the quarter.

     Over the past year, we have made some changes to our investment strategy. While our "buy" criteria have not changed, we have modified our "sell" criteria. Previously, we would sell a stock after a big run-up and look for other stocks that were more undervalued. Quite often, the stocks we sold would continue climbing while the new undervalued companies would sometimes stay stuck in the mud for long periods of time before they started to move.

     An example of our new approach is Lam Research, a semiconductor capital equipment company that is one of our largest holdings; it cost the Fund $23.63 a share when we bought it last year. The stock traded at $61 on September 30 for a gain of 158% over our average cost. A couple of years ago, we might have sold the stock in the range of $45-$50 after it had doubled and invested in another issue that was more undervalued. This year, though, we held onto the stock and it has gone higher. In fact, we plan to hold onto Lam for the indefinite future even though it's only modestly undervalued right now. Under our new policy, we'll hold onto the company until the fundamentals change, i.e., until we see business conditions deteriorate. This means we probably won't sell at the top, but we will probably avoid selling too soon.

     In the current market, this new "sell" strategy seems to work better. It has the added advantage of deferring taxes and reducing trading costs.

WINNERS AND LOSERS

     An analysis of how individual companies performed during the quarter illustrates the dichotomy of the technology and the non-technology issues. Six of the eight worst performers were non-technology stocks while eight of the ten winners came from the technology sector.

     Henry Schein, a dental supply company, lost 55% during the quarter as its stock sank to $14.25 a share. The company has gone through two mergers and turnover in the sales force caused a slump in revenue. Experience over the years has taught us to avoid companies that have just gone through a merger until the stock price has a big drop. Schein traded over $50 a share in July of 1998 and sold for over $46 a share in January. The stock price collapsed this year and we acquired our stake for a little over $25 a share which we considered a bargain given its price history. Unfortunately, the stock came down even further and traded at $14.25 at the end of the third quarter. We still think the company is well-managed and is trading at bargain levels so we should do well as time goes on. Nevertheless, I wish we had bought our shares at $14 instead of at $25.

     The two technology stocks on our losers' list are both in the disk drive industry. Unlike other technology companies, disk drive companies have not been doing well because of overcapacity and a price war that has slashed profit margins. Western Digital dropped 43.3% during the quarter as its stock went to $3.69. Quantum's stock declined 41.7% to $14.06.

     Whole Foods Market saw its stock decline 31.9% as it went to $32.72 a share because of higher costs to develop its internet site. The company still has strong growth, though, as comparable store sales increased 9% over the past year. This strong growth should lead to higher stock prices over the next year.

     Mattel's stock went down 28% to $19 a share because of weak earnings caused by slow international sales and retailers' stocking less inventory. Oxford Health Plans declined 19.7% to $12.50 because of rumored class action suits by lawyers against HMOs.

     Liz Claiborne dropped 15.1% to $31 a share because department stores are losing market share in women's apparel due to the shift to casual clothing for business. Although Liz makes both casual and dressier clothes, more of its revenue comes from dressier clothes that are sold through department stores.

     Dentsply, a manufacturer and wholesaler of dental supplies and equipment, saw its stock decline by 18.8% as it went to $22.75 a share. Weakness in the German market caused disappointing earnings.

     Although there were business reasons for all these companies to decline in value, the losses were greater than their business prospects would warrant. The stock market's current dislike for mid-cap value stocks pushed these companies down to points far below their intrinsic value.

     Fortunately, we had more than enough winners to push the Fund into positive territory for the quarter. In discussing the winners, we'll talk about each company in terms of its effect on the NAV in cents per share as well as its percentage gain. Since the size of our positions in these stocks varies greatly, the percentage increase can have different impacts on the NAV depending on the size of the position.

     Eight of the ten biggest winners in the portfolio were technology stocks. This sector keeps doing well from a business standpoint and the stock market has rewarded these stocks with outsize gains.

     Intel, the world's largest semiconductor company, gained 24.9% during the quarter as its stock rose to $74.31 a share, pushing up the Fund's NAV by 84 cents. Strong sales of personal computers increased demand for its microprocessors and the company is also gaining market share from AMD. We bought Intel well over a year ago when it was trading around $35 a share -- a price that made it a "value" stock. The price has more than doubled since then and is now only modestly undervalued. We wouldn't buy Intel at its current price, but we are holding onto the stock as long as the business fundamentals look good. Intel has appreciated so much that it's now our largest holding.

     Lam Research, the semiconductor capital equipment company we talked about earlier, increased the Fund's NAV by 81 cents as its stock went up 30.7% to $61. Demand for Lam's products continues to be strong. Another semiconductor capital equipment company, Electro Scientific Industries, also had a positive impact of 81 cents on the NAV. Its stock climbed to $53.28 on a gain of 27.5% because of strong demand for its equipment.
     Helix, a maker of cryogenic pumps for use in semi-conductor production, moved the NAV up 64 cents as its stock gained 38.9%, soaring to $35.25. Symantec, a software company with a talented new chief executive officer, had a positive impact of 37 cents on the Fund as its stock climbed 41.1% to $35.97 a share. Sales of its anti-virus software boosted earnings.

     Adobe Systems contributed 29 cents to the Fund's shares as its stock went up 19.5% to $98.18 where we sold it during the quarter. As we said in our last quarterly report, the company now has good cost control and sales of its products like PageMaker and Acrobat are strong. We bought our shares well over a year ago for $40 each so we've had a 140% gain in the stock. Amazingly enough, the stock continued to climb after we sold it at $98 and it's now over $110 a share. Unfortunately, we left some money on the table, but I can't complain too much because we did very well with the stock. It does, however, deepen my commitment to the new strategy of hanging onto companies that are doing well even if we can find other stocks that are more undervalued.

     LSI, the maker of specialized integrated circuits, gained 10.9% as its stock climbed to $51.50 a share and contributed 16 cents to the NAV. Adaptec had an increase of 12.4% in its stock price as it went to $39.69 and contributed 14 cents to the NAV. The company makes controllers that regulate the flow of data between a computer's central processing unit and its peripherals.

     Consolidated Stores, the owner of KB Toys and closeout stores, saw an increase of 30% in its stock price as it went to $22.06 and contributed 14 cents to the NAV. Comparable store sales for KB Toys were up 20% over last year because of higher demand for video games. Comparable sales for its closeout stores were up 11.4% because of better merchandising.

     Finally, Wellman saw its stock price increase 13.3% to $18.06 which contributed 11 cents to the NAV. The company is the nation's largest recycler of plastic and it also produces fiber and PET resin for bottles that hold water, soda and juice. Higher PET prices helped the company's earnings.

OUTLOOK AND STRATEGY

     Present plans call for continuing our current strategy which has been working well. We plan to hold our technology stocks at least through the end of the year and into early next year since this is a seasonally strong time for technology. If these shares continue to appreciate next year, we'll make individual decisions on when to sell them according to the business prospects for each company.

     For four years now, value stocks and especially small and medium-sized value stocks have been out of favor. At some point, things should change since they are so undervalued now. Four years is a long time, but there's still no certainty when they will do better. If things do change, though, and mid-cap value comes back into favor, we should do very well. If things don't change soon (and they may not), our technology stocks should carry us through and give us decent performance. We're still in the early stages of the up-cycle for semiconductors so their stock prices should continue higher although not at the same rate that they've increased this past year.

COMPANY NOTES

     Target Stores, the discount subsidiary of Dayton-Hudson, is sponsoring the Second Annual Bill Cosby Cube Checkers Challenge. Cube checkers is like regular checkers except that it's three-dimensional which dramatically increases the strategic possibilities. Early rounds of the tournament will be played in Target stores around the country before regional playoffs and the championship at the Queens Target Store in New York. The tournament will benefit the Hello Friends/ Ennis William Cosby Foundation which assists young people with dyslexia.

     Target is also donating almost $3 million for scholarships to students and teachers. Of that amount, $1.9 million will be awarded to students who demonstrate a commitment to community service, education and volunteerism. Another $1 million will be donated to K-12 teachers for use in education.

     Borders Bookstores in collaboration with Parenting magazine is sponsoring a contest to promote children's writing skills. Children in grades 2-5 are invited to write the opening scene for a mystery story that will appear in the popular A to Z Mysteries series by author Ron Roy. Local winners will receive a Borders' gift certificate while the national winner will have the story become the basis for a new book in the A to Z series. On another front, Borders was named the best bookstore in a reader poll by the San Francisco Chronicle.

     Autodesk has a website called Design Your Future that encourages young women to explore career opportunities in math, science and technology. The website (www.autodesk.com/dyf) has won four awards for excellence including those from the Tech Museum of Innovation in San Jose, the Best of the Web award from Nielsen and Business Graphics, CyberTeddy Online Top 500 websites and the Busy Educator's Guide. Autodesk was also named to the 1999 edition of the "100 Best Companies for Working Mothers."

     Oxford Health Plans' New Jersey point-of-service (POS) plan ranked first among POS plans in New Jersey for the second consecutive year according to an in-dependent research firm, Caredata.com Consumer Research. The findings were based on a survey of employer groups in New Jersey and included responses from 2,800 surveyed employees.

     CIO Magazine named Quantum Corporation as one of the 100 international companies most likely to succeed in the 21st century. The award spotlights demonstrated innovation and policies enabling people to work in a creative way.

     Intel Corporation increased its support to the annual Science Talent Search to $1.2 million per year. The 60-year old high school science competition encourages scientific study among young people. Five former Science Talent Search finalists are Nobel Prize winners and two have earned the Fields Medal, the highest mathematics award. About 70% of participants have gone on to earn Ph.D. or M.D. degrees.

     Liz Claiborne kept its factories open in Macedonia during the conflict in neighboring Kosovo. This enabled people to keep their jobs and income during a difficult time.

PERSONNEL MATTERS

     Adam Aron is the Fund's fall intern. He is a graduate of Oberlin College and has studied at the University of London and the National Outdoor Leadership School. His work experience includes three years as a senior account executive at Lippert/Heilshorn & Associates, an investor relations consulting firm. He has also worked at Montgomery Securities and as an appropriations analyst at Friends of the Earth. He also received the A.W. Mellon Grant Award in 1992-1993 which he used to produce a film documentary and written thesis on American land use policy.

     Each quarter we talk about the interns at The Parnassus Fund. Starting with this report, we will have a new feature. We'll give some information on a permanent staff member. Parnassus Investments has been very fortunate in having a great staff. They are extremely dedicated. Shareholders have complemented us on the professional attitude that our staff displays. One of the reasons we have such a well-trained staff is because of Susan Loughridge, Vice President and Manager of Shareholder Services. Susan not only supervises all shareholder service functions, but she handles our advertising and makes sure that we comply with government regulations. She's a very important person in our operation.

     Susan was born in Salt Lake City, Utah and was raised in New Orleans. She graduated from the University of Arizona and went to work as an examiner for the Federal Home Loan Bank of San Francisco where she conducted inspections of savings and loan associations. She conducted an examination of Continental Savings of America while I was President in 1979 and I hired her that year to be in charge of savings and branch operations. After working for the Federal Home Loan Bank from 1975-1979, she served as a Vice President at Continental from 1979 until 1989. From 1990 to 1993, she worked as a real estate agent and a loan broker. She came to work at Parnassus in 1993 and she's been here for six years, doing a great job.

     Susan is married to Pat Holwagner, a financial executive working for an internet company. Her favorite pastimes are golf and travel. She lives in the hills of Oakland, California with her husband and two dogs.

DIVIDEND

     Each year, The Parnassus Fund pays out a dividend in December consisting of all the income and realized capital gains made during the year. This distribution is paid out either in cash or in the form of new shares depending on the method you chose when you opened your account. On the day the dividend is paid, the NAV of the Fund will decrease by the amount of the distribution so don't be alarmed if you see the NAV drop by a substantial amount when you look at the business pages of the newspaper. For example, if the NAV is $43.00 and the dividend is $2.00, then the NAV will drop by $2.00 to $41.00 on the ex-dividend date. Although the NAV will drop, this is not an economic loss to shareholders since you will either receive cash or new shares to make up the $2.00.

     You will, however, have to pay taxes on the distribution. For this reason, I recommend you not make a substantial addition to your account from about November 15 until the ex-dividend date (December 17). The reason is that if you invest just before the distribution date, you will be taxed on the distribution without having any real gain. The only exceptions to this advice are for IRAs and tax-deferred accounts and for people using the Parnassus Automatic Investment Plan (PAIP) where you have money automatically deducted from your bank account and invested in the Fund. You can invest anytime with IRA accounts since they are tax-deferred. A regular investment program with PAIP need not be disturbed because the monthly investment amounts are not significant in the overall scheme of things.

     In the past, shareholders have asked for an estimate of the distribution. We won't know the exact amount until December, but I can tell you what it would be if the distribution were made today. The distribution comes in two parts: a long-term capital gain dividend resulting from the sale of stocks we've held for more than one year and an income dividend consisting of interest and dividends we've accrued through the year combined with short-term capital gains. The capital gain dividend is taxed at the capital gains rate while the income dividend is taxed at the ordinary rate. As of late October, the capital gain dividend would be $1.36 a share and the income dividend would be 40 cents a share for a total distribution of $1.76. I don't think the dividends will be much more than these amounts, but the figures could change depending on what stocks we sell.

     Each year, I try to minimize the amount of taxes we pay as shareholders and this means reducing the dividend as much as possible. For example, this year the overall return has been about 17% as of mid-October, but the dividend of $1.76 will amount to only 4.9% of the value of the shares at the beginning of the year. The reason the dividend is less than the return is because we've held onto stocks that have appreciated and we won't pay taxes on those unrealized gains until we sell them. Also, I've tried to sell off some of the stocks where we've had a loss so they will balance out some of the realized gains and reduce the amount of the dividend which, in turn, reduces the taxable income.

     If you need to know the exact amount of the distribution, you can give our shareholder service department a call in early December. The record date for the dividend will be December 16 (i.e., the date you have to own your shares to receive the dividend), the payable date will be December 17 (i.e., the date you receive the cash or the new shares) and December 17 will also be the ex-dividend date (i.e., the date you can invest without receiving the distribution).

Yours truly,

Jerome L. Dodson
President


The Parnassus Fund Portfolio: September 30, 1999*

  # OF SHARES   ISSUER                                                    MARKET VALUE         PER SHARE
--------------------------------------------------------------------------------------------------------
     235,000    Adaptec, Inc.                                         $     9,326,562           $ 39.69
     460,000    Advanced Micro Devices                                      7,906,250             17.19
       5,000    Applied Materials, Inc.                                       389,375             77.88
      80,000    Autodesk, Inc.                                              1,750,000             21.88
     100,000    Baldor Electric Company                                     1,893,750             18.94
     100,000    Becton Dickinson & Co.                                      2,806,250             28.06
     150,000    Borders Group, Inc.                                         2,203,125             14.69
     700,000    Cognex Corporation                                         21,131,250             30.19
     500,000    Compaq Computer Corp.                                      11,437,500             22.88
     200,000    Consolidated Stores Corp.                                   4,412,500             22.06
     125,000    Dayton-Hudson Corporation                                   7,507,813             60.06
     190,000    Delta Air Lines, Inc.                                       9,215,000             48.50
     250,000    DENTSPLY International, Inc.                                5,687,500             22.75
     110,000    Department 56, Inc.                                         2,633,125             23.94
     470,000    Electro Scientific Industries                              25,042,187             53.28
     625,000    FEI Company                                                 4,726,563              7.56
     377,500    Helix Technology Corporation                               12,551,875             33.25
     400,000    Henry Schein, Inc.                                          5,700,000             14.25
     400,000    Intel Corporation                                          29,725,000             74.31
     400,000    Lam Research Corporation                                   24,400,000             61.00
     300,000    Liz Claiborne, Inc.                                         9,300,000             31.00
     225,000    LSI Logic Corporation                                      11,587,500             51.50
     500,000    Mattel                                                      9,500,000             19.00
     600,000    Mentor Graphics Corporation                                 5,137,500              8.56
      10,000    Merck & Co. Inc.                                              648,125             64.81
     550,000    Oxford Health Plans, Inc.                                   6,875,000             12.50
     525,000    Quantum Corp. -

                DLT & Storage Systems                                       7,382,813             14.06
     262,500    Quantum Corp.-Hard Disk Drive                               1,952,344              7.44
     200,000    Reebok International Ltd.                                   2,137,500             10.69
     400,000    Steris Corporation                                          5,500,000             13.75
     250,000    Stride Rite                                                 1,750,000              7.00
     250,000    Symantec                                                    8,992,187             35.97
     360,000    Wellman, Inc.                                               6,502,500             18.06
   1,200,000    Western Digital Corporation                                 4,425,000              3.69
     300,000    WHOLE FOODS MARKET, INC.                                    9,815,625             32.72
--------------------------------------------------------------------------------------------------------
                Total Portfolio                                          $281,951,719
                Short Term Investments
                and Other Assets                                           11,255,868
                Total Net Assets                                         $293,207,587
                The Net Asset Value
                as of September 30, 1999                            $           42.12

* PORTFOLIO IS CURRENT AT TIME OF PRINTING, BUT COMPOSITION IS SUBJECT TO CHANGE.

The Parnassus Fund
Distributed by Parnassus Investments
One Market-Steuart Tower #1600
San Francisco, California 94105

415-778-0200
800-999-3505

WWW.PARNASSUS.COM

THIS QUARTERLY REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.